Revenues from continuing operations	12 Months Ended
Dec. 31, 2019
Revenue Recognition [Abstract]
Revenues from continuing operations

4. Revenues from continuing operations

The following table shows the revenues from continuing operations earned from time and voyage charters contracts for the years ended December 31, 2019, 2018 and 2017:

For the years ended December 31,
	2019	2018	2017
Time charters (operating leases)	$ 108,374	$ 107,923	$ 112,499
Voyage charters	$ -	$ 9,672	$ 4,173
Total	$ 108,374	$ 117,595	$ 116,672

Time charters contracts

A time charter is a contract for the use of a vessel for a specific period of time and a specified daily charter hire rate, which is generally payable in advance. A time charter generally provides typical warranties and owner protective restrictions. The performance obligations in a time charter are satisfied over the term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to the owner of the vessel. The time charter contracts are considered operating leases and therefore fall under the scope of ASC 842 because (i) the vessel is an identifiable asset (ii) the owner of the vessel does not have substantive substitution rights and (iii) the charterer has the right to control the use of the vessel during the term of the contract and derives the economic benefits from such use. Revenues from time charters are recognized ratably on a straight line basis over the period of the respective charter. Under time charter agreements, all voyages expenses, except commissions are assumed by the charterer. Operating costs incurred for running the vessel such as crew costs, vessel insurance, repairs and maintenance and lubricants are paid by the Partnership under time charter agreements.

The transition guidance associated with ASC 842 allows for certain practical expedients to the lessors. The Partnership elected to not separate the lease and non-lease components included in the time charter revenue because the pattern of revenue recognition for the lease and non-lease components (included in the daily hire rate) is the same and the lease component, if accounted for separately, would be classified as an operating lease. The daily hire rate represents the hire rate for a time charter as well as the compensation for expenses for operating and maintaining the vessel such as crew costs, vessel insurance, repairs and maintenance and lubricants. Both the lease and non-lease components are earned by passage of time. The Partnership adopted ASC 842 for the reporting period commencing on January 1, 2019 using the modified retrospective method and elected the practical expedients under ASU 2018-11 for the vessels under time charter agreements. Furthermore, the Partnership applied the transition provisions of ASU 2016-02 at its adoption date, rather than the earliest comparative period presented in the financial statements, as permitted by ASU 2018-11. The nature of the lease component and non-lease component that were combined as a result of applying the practical expedient are the contract for the hire of a vessel and the fees for operating and maintaining the vessel respectively. The lease component is the predominant component and the Partnership accounts for the combined component as an operating lease in accordance with Topic 842. The Partnership applied topic 842 with no significant impact on its financial statements and as a result no adjustment was posted in the Partnership’s opening retained earnings as of January 1, 2019.

Voyage charters contracts

A voyage charter is a contract in which the vessel owner undertakes to transport a specific amount and type of cargo on a load port-to-discharge port basis, subject to various cargo handling terms. The Partnership accounts for a voyage charter when all the following criteria are met: (1) the parties to the contract have approved the contract in the form of a written charter agreement and are committed to perform their respective obligations, (2) the Partnership can identify each party’s rights regarding the services to be transferred, (3) the Partnership can identify the payment terms for the services to be transferred, (4) the charter agreement has commercial substance (that is, the risk, timing, or amount of the Partnership’s future cash flows is expected to change as a result of the contract) and (5) it is probable that the Partnership will collect substantially all of the consideration to which it will be entitled in exchange for the services that will be transferred to the charterer. The Partnership determined that its voyage charters consist of a single performance obligation which is met evenly as the voyage progresses and begin to be satisfied once the vessel is ready to load the cargo. The voyage charter party agreement generally has a demurrage clause according to which the charterer reimburses the vessel owner for any potential delays exceeding the allowed lay-time as per the charter party clause at the ports visited which is recorded as demurrage revenue. Revenues from voyage charters are recognized on a straight line basis over the voyage duration which commences once the vessel is ready to load the cargo and terminates upon the completion of the discharge of the cargo.

In voyage charters, vessel operating and voyage expenses are paid for by the Partnership. The voyage charters are considered service contracts which fall under the provisions of ASC 606 because the Partnership retains control over the operations of the vessels such as the routes taken or the vessels’ speed.

The Partnership adopted the provisions of ASC 606 on January 1, 2018 using the modified retrospective approach for contracts that are not completed at the date of initial application. As such, the comparative information has not been restated and continues to be reported under the accounting standards in effect for periods prior to January 1, 2018. The effect of the implementation of this update was insignificant as most of the Partnership’s vessels were operated under time charter arrangements as of December 31, 2017 and as a result no adjustment was posted in the Partnership’s opening retained earnings as of January 1, 2018.

Payment terms under voyage charters are disclosed in the relevant voyage charter agreements. Prior to the adoption of this standard, revenues generated under voyage charter agreements were recognized on a pro-rata basis over the period of the voyage which was deemed to commence upon the later of the completion of discharge of the vessel’s previous cargo or upon vessel’s arrival at the agreed upon port, and deemed to end upon the completion of discharge of the delivered cargo.

Further, the adoption of ASC 606 impacted the accounts receivable, the prepayments and other assets and the current liabilities on Partnership’s balance sheet as of December 31, 2018. Under ASC 606, receivables represent an entity’s unconditional right to consideration, whether billed or unbilled. As of December 31, 2019 and 2018 prepayments and other assets include bunker expenses of $0 and $397, respectively, incurred between the contract date and the date of the vessel’s arrival to the load port. As of December 31, 2019 there was no unearned revenue related to undelivered performance obligation. As of December 31, 2018 the unearned revenue related to undelivered performance obligations amounted to $371. The Partnership recognized this revenue in the first quarter of 2019 as the performance obligations were met.